                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "Amendment") is made effective as of the 30th day of October, 2003, by and among ATLAS AMERICA, INC., a Delaware corporation (the "Borrower"); AIC, INC., a Delaware corporation ("AIC"); ATLAS ENERGY CORPORATION an Ohio corporation ("AEC"); ATLAS AMERICA, INC., a Pennsylvania corporation ("Atlas PA"); ATLAS ENERGY GROUP, INC., an Ohio corporation ("Atlas Energy"); ATLAS ENERGY HOLDINGS, INC., a Delaware corporation ("Atlas Holdings"), ATLAS NOBLE CORP., a Delaware corporation ("Atlas Noble"); ATLAS RESOURCES, INC., a Pennsylvania corporation ("Atlas Resources"); REI-NY, INC., a Delaware corporation ("REI"); RESOURCE AMERICA, INC., a Delaware corporation ("Parent"); RESOURCE ENERGY, INC., a Delaware corporation ("Resource Energy"); and VIKING RESOURCES CORPORATION, A Pennsylvania corporation ("Viking"), (AIC, AEC, Atlas Energy, Atlas Holdings, Atlas Noble, Atlas PA, Atlas Resources, Parent, REI, Resource Energy, and Viking collectively, the "Guarantors" the Borrower and the Guarantors herein collectively, the "Obligors"); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity the "Administrative Agent"), UNION BANK OF CALIFORNIA, N.A. as Syndication Agent ("Syndication Agent") and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank").

                                R E C I T A L S:

         A. The parties hereto are parties to the Credit Agreement dated July 31, 2002 pursuant to which the Lenders agreed to loan up to $75,000,000 to Borrower, which Credit Agreement was amended effective September 29, 2003, under that certain First Amendment to Credit Agreement (the Credit Agreement as so amended is herein called the "Original Agreement").

         B. Borrower has requested that Administrative Agent and Lenders consent to amend the Original Agreement as provided herein, subject to the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

         SECTION 1. Terms Defined in Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Original Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Original Agreement, as amended by this Amendment, is hereinafter called the "Agreement."

         SECTION 2. Amendment to Agreement. Subject to the conditions precedent set forth in Section 3 hereof, the Original Agreement is hereby amended as follows:

                  (a) Section 9.04 Investments, Loans and Advances. Section 9.04 of the Agreement is hereby amended and restated as follows:

                  "Section 9.04 Investments, Loans and Advances. None of the Subsidiary Obligors nor any of their Subsidiaries will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

                  (a) accounts receivable arising in the ordinary course of business;

                  (b) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

                  (c) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poor's Corporation or Moody's Investors Service, Inc.;

                  (d) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively;

                  (e) deposits in money market funds investing exclusively in investments described in Section 9.04(c), or 9.04(d);

                  (f) investments, loans or advances in or to the Borrower or any Subsidiary permitted under Section 9.01(g);

                  (g) investments, loans or advances to fund Obligor's capital contributions under the Partnerships as provided under Section
                  7.07 (iii); and

                  (h) other investments, loans or advances not to exceed in the aggregate $2,000,000."


                  (b) Schedule 7.14. Schedule 7.14 attached to the Original Agreement is hereby deleted and replaced in its entirety by Schedule
         7.14 attached to this Amendment.

         SECTION 3. Conditions of Effectiveness. The obligations of Administrative Agent and Lenders to amend the Original Agreement as provided in this Amendment is subject to the fulfillment of the following conditions precedent:

                  (a) Borrower shall deliver to Administrative Agent and Lenders multiple counterparts of this Amendment, duly executed by the Obligors;

                  (b) Atlas Resources and Resource Energy shall deliver to Administrative Agent and Lenders multiple counterparts of the Supplemental Security Agreement and Amendment to Financing Statement in form attached hereto as Exhibit A adding such additional Partnerships to the Collateral pledged by such Guarantors under their original Security Agreement and Financing Statements.

                  (c) Borrower shall have paid all accrued and unpaid legal fees and expenses referred to in Section 12.03 of the Original Agreement and
         Section 6 hereof to the extent invoices for such fees and expenses have been delivered to Borrower.

         SECTION 4. Representations and Warranties of Obligors. Each of the Obligors represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

                  (a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken.

                  (b) The Original Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

                  (c) This Amendment does not and will not violate any provisions of any of the Organization Documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject. Obligors' execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor other than those permitted by the Original Agreement and this Amendment.

                  (d) Execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

                  (e) No Default or Event of Default exists and all of the representations and warranties contained in the Original Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent and Lenders in writing.

                  (f) Nothing in this Section 4 of this Amendment is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which any Obligor is a party.

         SECTION 5. Reference to and Effect on the Agreement.

                  (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Original Agreement as amended hereby.

                  (b) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 6. Cost, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys' fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

         SECTION 7. Extent of Amendments. Except as otherwise expressly provided herein, the Original Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Original Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and
(iii) the Collateral is unimpaired by this Amendment.

         SECTION 8. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

         SECTION 9. Affirmation of Security Interest. Obligors hereby confirm and agree that any and all liens, security interest and other security or Collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instrument are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 10. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

         SECTION 11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         SECTION 12. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 13. NO ORAL AGREEMENTS. THE ORIGINAL AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  [The remainder of this page intentionally blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment to Credit Agreement the day and year first above written.

                                BORROWER:

                                ATLAS AMERICA, INC., a Delaware corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________


                                GUARANTORS:

                                AIC, INC., a Delaware corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                ATLAS AMERICA, INC., a Pennsylvania corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                ATLAS ENERGY CORPORATION, An Ohio corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                ATLAS ENERGY GROUP, an Ohio corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

             Signature Page to Second Amendment to Credit Agreement

                                ATLAS ENERGY HOLDINGS, INC.,  a
                                Delaware corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                ATLAS NOBLE CORP., a
                                Delaware corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                ATLAS RESOURCES, INC., a
                                Pennsylvania  corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                REI-NY, INC., a
                                Delaware corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                RESOURCE AMERICA, INC., a
                                Delaware corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

             Signature Page to Second Amendment to Credit Agreement

                                RESOURCE ENERGY, INC., a
                                Delaware corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

                                VIKING RESOURCES CORPORATION, a
                                Pennsylvania corporation


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

             Signature Page to Second Amendment to Credit Agreement

                                LENDER, ADMINISTRATIVE AGENT AND
                                ISSUING BANK:

                                WACHOVIA BANK, NATIONAL ASSOCIATION
                                Individually, Administrative Agent and
                                Issuing Bank


                                By:____________________________________________
                                         Russell Clingman
                                         Director

             Signature Page to Second Amendment to Credit Agreement

                                LENDER AND SYNDICATION AGENT

                                UNION BANK OF CALIFORNIA, N.A.,
                                Individually and as Syndication Agent



                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________


                                By:____________________________________________
                                Name:__________________________________________
                                Title:_________________________________________

             Signature Page to Second Amendment to Credit Agreement

                                  SCHEDULE 7.14

                              PARTNERSHIP INTERESTS

------------------------------------------------------------------------------------------------------------------------------------
Progam#       Program Name                                   Managing General Partner            Gross Well  GP%                LP%
                                                                                                    Count
------------------------------------------------------------------------------------------------------------------------------------
19            VIKING RESOURCES 1999 LP                       Viking Resources Corporation            23      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
21            VIKING 89 CANTON                               Viking Resources Corporation             5      63.50%          36.50%
------------------------------------------------------------------------------------------------------------------------------------
22            VIKING 1990-2 ACCREDITED ONLY                  Viking Resources Corporation             3      54.85%          45.15%
------------------------------------------------------------------------------------------------------------------------------------
23            VIKING RESOURCES 1991-1                        Viking Resources Corporation             6      60.79%          39.21%
------------------------------------------------------------------------------------------------------------------------------------
24            1991 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation            11      35.32%          64.68%
------------------------------------------------------------------------------------------------------------------------------------
25            1991 BRYAN JOINT VENTURE                       Viking Resources Corporation             2      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
26            1992 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation             5      35.26%          64.74%
------------------------------------------------------------------------------------------------------------------------------------
27            1992-2 VIKING RESOURCES                        Viking Resources Corporation             2      30.68%          69.32%
------------------------------------------------------------------------------------------------------------------------------------
28            1993 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation             9      30.93%          69.07%
------------------------------------------------------------------------------------------------------------------------------------
29            1994 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation            31      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
30            1995 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation            46      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
31            1996 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation            50      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
32            1997 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation            45      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
33            1998 VIKING RESOURCES LTD.PSHP                 Viking Resources Corporation            32      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100039        CHAUTAUQUA JOINT VENTURE                       Resource Energy, Inc.                   12      63.68%           0.00%
------------------------------------------------------------------------------------------------------------------------------------
100040        CMSV/RAI 1989 DRILLING PROGRAM                 Resource Energy, Inc.                   15      19.98%          80.02%
------------------------------------------------------------------------------------------------------------------------------------
100042        RESOURCE AMERICA 1990 PIPELINE                 Resource Energy, Inc.                    1      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100043        CMSV/RAI 1990 NATURAL GAS DEVL                 Resource Energy, Inc.                   10      19.98%          80.02%
------------------------------------------------------------------------------------------------------------------------------------
100044        RA 1989 PIPELINE INCOME                        Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100058        DALTON ASSOCIATES                              Resource Energy, Inc.                    1      28.00%          72.00%
------------------------------------------------------------------------------------------------------------------------------------
100061        ROYAL ASSOCIATES                               Resource Energy, Inc.                    1      7.50%           92.50%
------------------------------------------------------------------------------------------------------------------------------------
100062        WOOSTER ASSOCIATES                             Resource Energy, Inc.                    1      24.10%          75.90%
------------------------------------------------------------------------------------------------------------------------------------
100071        ATWOOD YIELD PLUS                              Resource Energy, Inc.                   38      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100072        ATWOOD YIELD PLUS II                           Resource Energy, Inc.                    3      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100073        ATWOOD YIELD PLUS III                          Resource Energy, Inc.                   26      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100074        ATWOOD YIELD PLUS IV                           Resource Energy, Inc.                   32      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100075        ATWOOD YIELD PLUS V                            Resource Energy, Inc.                    9      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100076        BRIGHTON INCOME PARTNERSHIP                    Resource Energy, Inc.                   25      50.00%          50.00%
------------------------------------------------------------------------------------------------------------------------------------
100077        BRIGHTON/LEVENGOOD DRILLING                    Resource Energy, Inc.                    7      10.00%          90.00%
------------------------------------------------------------------------------------------------------------------------------------
100078        BUCKEYE 1991 INCOME PROGRAM LP                 Resource Energy, Inc.                   19      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100079        DOVER-ATWOOD 1993 DRLNG PROG                   Resource Energy, Inc.                   88      0.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
100080        DOVER-ATWOOD 1994                              Resource Energy, Inc.                   66      0.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
100081        EAST OHIO GAS DRILLING                         Resource Energy, Inc.                    2      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100083        LEVENGOOD INDUSTRIAL                           Resource Energy, Inc.                   17      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100084        TWC YIELD PLUS 1991                            Resource Energy, Inc.                   31      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100803        SUNRAY ENERGY ASSOCIATES 1984                  Resource Energy, Inc.                    6      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100804        TRIANGLE ENERGY ASSOC. 1984                    Resource Energy, Inc.                    6      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100810        LANGASCO OHIO DRLG PTRS 1985                   Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100812        TRIANGLE ENERGY ASSOC. 1985                    Resource Energy, Inc.                    5      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100813        SCH JOINT VENTURE                              Resource Energy, Inc.                   15      0.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
100814        LANGASCO OHIO DRLG PTRS 1986                   Resource Energy, Inc.                    6      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100815        LANGASCO ROY INCOME PTRS 1986                  Resource Energy, Inc.                   67      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 7.14

------------------------------------------------------------------------------------------------------------------------------------
Progam#       Program Name                                   Managing General Partner            Gross Well  GP%                LP%
                                                                                                    Count
------------------------------------------------------------------------------------------------------------------------------------
100817        LANGASCO INCOME PTRS 1987-1                    Resource Energy, Inc.                   35      0.50%           99.50%
------------------------------------------------------------------------------------------------------------------------------------
100818        LANGASCO INCOME PTRS 1987-II                   Resource Energy, Inc.                   33      0.50%           99.50%
------------------------------------------------------------------------------------------------------------------------------------
100852        TD ENERGY ASSOCIATES 1983                      Resource Energy, Inc.                    3      1.43%           98.57%
------------------------------------------------------------------------------------------------------------------------------------
100853        TD ENERGY ASSOCIATES 1984                      Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100854        TD ENERGY ASSOCIATES 1985                      Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100855        TD/TRIANGLE ENERGY ASSOCIATES                  Resource Energy, Inc.                    1      2.35%           97.65%
------------------------------------------------------------------------------------------------------------------------------------
100856        CLINCHER ENERGY ASSOC 1986                     Resource Energy, Inc.                    4      2.00%           98.00%
------------------------------------------------------------------------------------------------------------------------------------
100951        ATLAS LP #1 - 1985                             Atlas Resources, Inc.                    7      16.00%          84.00%
------------------------------------------------------------------------------------------------------------------------------------
100952        ATLAS ENERGY PARTNERS LP-1986                  Atlas Resources, Inc.                    7      16.00%          84.00%
------------------------------------------------------------------------------------------------------------------------------------
100953        ATLAS ENERGY PARTNERS LP-1987                  Atlas Resources, Inc.                    9      22.38%          77.62%
------------------------------------------------------------------------------------------------------------------------------------
100954        ATLAS ENERGY PARTNERS LP-1988                  Atlas Resources, Inc.                    9      24.36%          75.64%
------------------------------------------------------------------------------------------------------------------------------------
100955        ATLAS ENERGY PARTNERS LP-1989                  Atlas Resources, Inc.                    9      18.00%          82.00%
------------------------------------------------------------------------------------------------------------------------------------
100956        ATLAS ENERGY PARTNERS LP-1990                  Atlas Resources, Inc.                   12      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100957        ATLAS ENERGY NINETIES - 10                     Atlas Resources, Inc.                   11      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100958        ATLAS ENERGY NINETIES - 11                     Atlas Resources, Inc.                   14      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100960        ATLAS ENERGY PARTNERS LP-1991                  Atlas Resources, Inc.                   11      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100961        ATLAS AMERICA SERIES 21-A                      Atlas Resources, Inc.                   68      33.83%          66.17%
------------------------------------------------------------------------------------------------------------------------------------
100962        ATLAS AMERICA SERIES 21-B                      Atlas Resources, Inc.                   89      34.00%          66.00%
------------------------------------------------------------------------------------------------------------------------------------
100963        ATLAS ENERGY NINETIES - 12                     Atlas Resources, Inc.                   13      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100964        ATLAS ENERGY NINETIES - JV 92                  Atlas Resources, Inc.                   51      33.00%          67.00%
------------------------------------------------------------------------------------------------------------------------------------
100965        ATLAS ENERGY PARTNERS LP-1992                  Atlas Resources, Inc.                    5      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100966        ATLAS AMERICA SER 22-2002 LTD                  Atlas Resources, Inc.                   51      32.53%          67.47%
------------------------------------------------------------------------------------------------------------------------------------
100967        ATLAS ENERGY NINETIES-PUBLIC 1                 Atlas Resources, Inc.                   14      24.00%          76.00%
------------------------------------------------------------------------------------------------------------------------------------
100968        ATLAS ENERGY NINETIES-1993 LTD                 Atlas Resources, Inc.                   18      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100969        ATLAS ENERGY PARTNERS LP-1993                  Atlas Resources, Inc.                    8      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100970        ATLAS ENERGY NINETIES-PUBLIC 2                 Atlas Resources, Inc.                   14      24.00%          76.00%
------------------------------------------------------------------------------------------------------------------------------------
100971        ATLAS ENERGY NINETIES - 14                     Atlas Resources, Inc.                   52      33.00%          67.00%
------------------------------------------------------------------------------------------------------------------------------------
100972        ATLAS ENERGY PARTNERS LP-1994                  Atlas Resources, Inc.                   11      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100973        ATLAS ENERGY NINETIES-PUBLIC 3                 Atlas Resources, Inc.                   26      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100974        ATLAS ENERGY NINETIES - 15                     Atlas Resources, Inc.                   60      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100975        ATLAS AMERICA SER 23-2002 LTD                  Atlas Resources, Inc.                   47      32.00%          68.00%
------------------------------------------------------------------------------------------------------------------------------------
100976        ATLAS AMERICA PUBLIC 11-2002 LTD               Atlas Resources, Inc.                   167     32.25%          67.75%
------------------------------------------------------------------------------------------------------------------------------------
100977        ATLAS ENERGY PARTNERS LP-1995                  Atlas Resources, Inc.                    6      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100978        ATLAS ENERGY NINETIES-PUBLIC 4                 Atlas Resources, Inc.                   32      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100979        ATLAS ENERGY NINETIES - 16                     Atlas Resources, Inc.                   50      21.50%          78.50%
------------------------------------------------------------------------------------------------------------------------------------
100980        ATLAS ENERGY PARTNERS LP-1996                  Atlas Resources, Inc.                   13      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100981        ATLAS ENERGY NINETIES-PUBLIC 5                 Atlas Resources, Inc.                   36      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100982        ATLAS ENERGY NINETIES - 17                     Atlas Resources, Inc.                   46      26.50%          73.50%
------------------------------------------------------------------------------------------------------------------------------------
100983        ATLAS ENERGY PARTNERS LP-1997                  Atlas Resources, Inc.                    6      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100984        ATLAS ENERGY NINETIES-PUBLIC 6                 Atlas Resources, Inc.                   55      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100985        ATLAS ENERGY NINETIES - 18                     Atlas Resources, Inc.                   62      31.50%          68.50%
------------------------------------------------------------------------------------------------------------------------------------
100986        ATLAS ENERGY PARTNERS LP-1998                  Atlas Resources, Inc.                   19      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100987        EXPLORATION 1997                               Atlas Energy Corporation                 4      29.45%          70.55%
------------------------------------------------------------------------------------------------------------------------------------
100988        ATLAS ENERGY NINETIES - 19                     Atlas Resources, Inc.                   82      31.50%          68.50%
------------------------------------------------------------------------------------------------------------------------------------
100989        ATLAS ENERGY - PUBLIC #7                       Atlas Resources, Inc.                   64      31.00%          69.00%
------------------------------------------------------------------------------------------------------------------------------------
100990        ATLAS AMERICA SERIES #24-2003(A) LTD.          Atles Resources, Inc.                   75      32.63%          67.37%
------------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 7.14

------------------------------------------------------------------------------------------------------------------------------------
Progam#       Program Name                                   Managing General Partner            Gross Well  GP%                LP%
                                                                                                    Count
------------------------------------------------------------------------------------------------------------------------------------
100991        ATLAS AMERICA SERIES #24-2003(B) LTD.          Atlas Resources, Inc.                   115     33.22%          66.78%
------------------------------------------------------------------------------------------------------------------------------------
100994        ATLAS ENERGY PUBLIC #8                         Atlas Resources, Inc.                   58      29.00%          71.00%
------------------------------------------------------------------------------------------------------------------------------------
100995        ATLAS ENERGY 1999                              Atlas Resources, Inc.                    5      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100996        ATLAS AMERICA PUBLIC 9 LTD                     Atlas Resources, Inc.                   83      29.00%          71.00%
------------------------------------------------------------------------------------------------------------------------------------
100997        ATLAS AMERICA SERIES 20 LTD                    Atlas Resources, Inc.                   105     27.00%          73.00%
------------------------------------------------------------------------------------------------------------------------------------
100998        ATLAS AMERICA PUBLIC 10 LTD                    Atlas Resources, Inc.                   107     32.00%          68.00%
------------------------------------------------------------------------------------------------------------------------------------
















                                  Schedule 7.14

                                    EXHIBIT A

                    Form of Amendment to Security Agreement.
                                    (to come)


























                                    Exhibit A